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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                             _________________



                                 FORM 8-A



                          CONSUMERS POWER COMPANY

                    CONSUMERS POWER COMPANY FINANCING I





                                 EXHIBITS









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                               EXHIBIT INDEX

Exhibit
Number        Description and Method of Filing
-------       --------------------------------

(4)-1  - Certificate of Trust of           Filed as Exhibit (4)-1 to
         Consumers Power Company           Registration Statement of
         Financing I                       Consumers Power Company and
                                           Consumers Power Company
                                           Financing I (Reg. No. 33-63949
                                           and 33-63949-01).

(4)-2  - Form of Amended and Restated      Filed as Exhibit (4)-2 to
         Declaration of Trust of           Registration Statement of
         Consumers Power Company           Consumers Power Company and
         Financing I                       Consumers Power Company
                                           Financing I (Reg. No. 33-63949
                                           and 33-63949-01).

(4)-3  - Form of Subordinated Debt         Filed as Exhibit (4)-3 to
         Securities Indenture between      Registration Statement of
         Consumers Power Company and       Consumers Power Company
         Bank of New York, as Trustee      and Consumers Power Company
                                           Financing I (Reg. No. 33-63949
                                           and 33-63949-01).

(4)-4  - Form of Supplemental Indenture    Filed as Exhibit (4)-4 to
         to Subordinated Debt Securities   Registration Statement of
         Indenture to be used in           Consumers Power Company and
         connection with the issuance of   Consumers Power Company
         of Subordinated Debt Securities   Financing I (Reg. No. 33-63949
         and Preferred Securities          and 33-63949-01).

(4)-5  - Form of Preferred Security        Filed as Exhibit (4)-5 to
         (contained in the Form of         Registration Statement of
         Amended and Restated              Consumers Power Company
         Declaration of Trust of           and Consumers Power Company
         Consumers Power Company           Financing I (Reg. No. 33-63949
         Financing I)                      and 33-63949-01).

(4)-6  - Form of Subordinated Debt         Filed as Exhibit (4)-6 to
         Security (contained in the        Registration Statement of
         Form of Supplemental Indenture)   Consumers Power Company and
                                           Consumers Power Company
                                           Financing I (Reg. No. 33-63949
                                           and 33-63949-01).

(4)-7  - Form of Guarantee Agreement       Filed as Exhibit (4)-7 to
         with respect to the               Registration Statement of
         Preferred Securities              Consumers Power Company and
                                           Consumers Power Company
                                           Financing I (Reg. No. 33-63949
                                           and 33-63949-01).

(99)  -  The Prospectus                    Filed as part of the
                                           Registration Statement of
                                           Consumers Power Company and
                                           Consumers Power Company
                                           Financing I (Reg. No. 33-63949
                                           and 33-63949-01).

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